UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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NIKU CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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May 28, 2004

Dear Niku Stockholder:

We cordially invite you to attend our 2004 Annual Meeting of Stockholders, which will be held at our principal executive offices located at 305 Main Street, Redwood City, California 94063 on July 14, 2004 at 1:00 p.m., Pacific Time.

At this year’s Annual Meeting, stockholders will be asked to elect six directors and ratify our independent auditors. Additional information about the matters to be acted upon at the Annual Meeting is given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote by mailing a completed proxy card or in person at the Annual Meeting. Voting your proxy will ensure your representation at the Annual Meeting.

I urge you to carefully review the proxy materials and to vote FOR the director nominees and the ratification of the independent auditors.

I hope to see you at the July 14, 2004 Annual Meeting.

Sincerely,

Michael Shahbazian

Corporate Secretary

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

Our 2004 Annual Meeting of Stockholders will be held on Wednesday July 14, 2004 at 1:00 p.m., Pacific Time, at our principal executive offices located at 305 Main Street, Redwood City, California 94063 to conduct the following items of business:

1. To elect two Class I directors, two Class II directors, and two Class III directors each to serve until the expiration of his respective term or until his successor has been elected and qualified or until his earlier resignation or removal. At the meeting, our Board of Directors intends to present the following nominees for election as directors:

Class I

Joshua Pickus

Peter Thompson

Class II

Edward F. Thompson

Val E. Vaden

Class III

Ravi Chiruvolu

Matt Miller

2. To ratify the appointment of KPMG LLP as our independent auditors for the current fiscal year ending on January 31, 2005; and

3. To transact any other business that may properly come before the meeting or any postponement or adjournment of the meeting.

These items of business are more fully described in the attached proxy statement. Only stockholders who owned shares of our stock at the close of business on the record date, Monday May 17, 2004, are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card in the accompanying reply envelope as promptly as possible. For specific instructions, please refer to the information provided with your proxy card.

By Order of the Board of Directors,

Redwood City, California	Michael Shahbazian
May 28, 2004	Corporate Secretary

PROXY STATEMENT

PROXY STATEMENT

GENERAL INFORMATION

The enclosed proxy is solicited on behalf of the Board of Directors of Niku Corporation, a Delaware corporation. This proxy is for use at our 2004 Annual Meeting of Stockholders to be held at 1:00 p.m. Pacific Time, on Wednesday, July 14, 2004 at our principal executive offices located at 305 Main Street, Redwood City, California 94063.

This proxy statement contains important information regarding our 2004 Annual Meeting of Stockholders, including the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and voting procedures.

A number of abbreviations are used in this proxy statement. The term “proxy materials” includes this proxy statement, the enclosed proxy card and the 2004 Annual Report on Form 10-K for fiscal 2004. References to “fiscal 2004” mean our 2004 fiscal year that began on February 1, 2003 and ended on January 31, 2004. References to “fiscal 2005” mean our fiscal year that began on February 1, 2004 and will end on January 31, 2005. Our 2004 Annual Meeting of Stockholders is referred to as “the meeting.”

We intend to first mail the proxy materials to stockholders on or about May 28, 2004.

Record Date; Quorum

Only holders of record of our common stock at the close of business on the record date, May 17, 2004, are entitled to notice of and to vote at the meeting. On the record date, there were approximately 12,456,615 shares of our common stock issued and outstanding and entitled to vote.

A quorum, which is a majority of the shares outstanding as of the record date, must be present in order to hold the meeting and to conduct business. Shares are counted as being present at the meeting if you appear in person at the meeting or if you vote your shares by submitting a properly executed proxy card. Abstentions and broker non-votes will be included in the determination of the number of shares present for purposes of a quorum and each will be tabulated separately.

Voting Procedures

As our stockholder, you have a right to vote on certain matters affecting us. The proposals that will be presented at the meeting and upon which you are being asked to vote are discussed in the following sections entitled “Proposal #1” and “Proposal #2.” Each share of our common stock you own entitles you to one vote. You may vote by mail or in person at the meeting.

Methods of Voting

Your shares will be voted in accordance with the instructions you indicate. If you do not indicate your voting instructions, your shares will be voted for the election of nominees for director listed herein, for ratification of KPMG LLP as independent auditors, and in the manner determined by the individuals named on the proxy card (the “proxies”) as to other matters that may properly come before the meeting.

Voting by Mail. By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the proxies to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Voting in Person at the Meeting. If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote such shares.

Adjournment of Meeting

If we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the meeting. In order to revoke your proxy, you must either:

•	sign and return another proxy with a later date;

•	provide written notice of the revocation to Niku’s Corporate Secretary; or

•	attend the meeting and vote in person.

Votes Required

The vote required and method of calculation for the proposals to be considered at the meeting is as follows:

Directors are elected by a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. You may vote “for” the election of the nominees for director or you may “withhold” your vote with respect to one or more nominees. If you return a proxy card that withholds your vote from the election of all directors, your shares will be counted as present for the purpose of determining a quorum but will not be counted in the vote on the proposal.

Approval of the selection of KPMG LLP as our independent auditors for fiscal 2005 requires the affirmative vote of the holders of a majority of the shares entitled to vote that are present in person or represented by proxy at the meeting and voted for or against the proposal. Abstentions will have no effect on the outcome of the proposal.

Broker Non-Votes

Broker non-votes occur when nominees, such as brokerage firms and banks holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners sufficiently in advance of the meeting. When this happens, brokers may vote those shares, in their discretion, only on proposals deemed routine under applicable rules. On a non-routine proposal, however, brokers cannot vote without instructions, and the affected shares are then referred to as “broker non-votes.” For this meeting, brokers that do not receive instructions from their customers may vote in their discretion on Proposals #1 and #2.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

Voting Results

Final voting results will be announced at the meeting and will be published in our Quarterly Report on Form 10-Q for the second quarter of fiscal 2005 filed with the Securities and Exchange Commission. After the report is filed, you may obtain a copy by:

•	visiting our website at www.niku.com; or

•	viewing our Form 10-Q for the second quarter of fiscal 2005, when filed, on the SEC’s website at www.sec.gov.

Proxy Solicitation Costs

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the proxy materials. We have hired Georgeson Shareholders to assist in the distribution and solicitation of proxies. In addition to the estimated proxy solicitation cost of approximately $1275 plus reasonable out-of-pocket expenses for this service, we will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to you.

PROPOSAL #1

ELECTION OF DIRECTORS

Board Composition

Our Board of Directors currently consists of six members and is divided into three classes, Class I, Class II, and Class III, with each class serving a staggered three-year term. All members of our Board of Directors will stand for election at this annual meeting because last year they were elected for a one-year term pursuant to a provision of California law. Upon our return to the Nasdaq National Market, this provision became inapplicable, and our Amended and Restated Certificate of Incorporation mandates that our Board again be staggered. Accordingly, the Class II, Class III, and Class I directors will stand for re-election at our 2005, 2006, and 2007 annual meetings, respectively. A director serves in office until his respective successor is duly elected and qualified or until his earlier resignation, death or removal.

Shares represented by the accompanying proxy will be voted “for” the election of the six nominees recommended by the Board unless the proxy is marked to withhold authority to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for a substitute nominee as the proxy holders may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director.

Nominees

Name	Age	Position	Class
Ravi Chiruvolu	35	Director	III
Matt Miller	41	Director	III
Joshua Pickus	43	President, Chief Executive Officer and Chairman of the Board	I
Edward F. Thompson	65	Director	II
Peter Thompson	47	Director	I
Val E. Vaden	43	Director	II

Additional information about the nominees is set forth below:

Ravi Chiruvolu has been a director of Niku since October 2002. Mr. Chiruvolu has been a general partner of Charter Ventures since June 2000. From October 1998 to June 2000, Mr. Chiruvolu served as a principal of Alta

Partners. From June 1996 to October 1998, Mr. Chiruvolu was a general manager of Peapod, Inc., an online grocer. From May 1995 to June 1996, Mr. Chiruvolu worked in the corporate strategy group of Ameritech, Inc, a regional Bell operating company. Mr. Chiruvolu is also a member of the boards of directors of several private companies. Mr. Chiruvolu holds a MBA from Harvard University and a MS and BS in mechanical engineering from MIT.

Matt Miller was elected to our Board in February 2003, in connection with a private placement we entered into with various investors, led by Walden VC. Mr. Miller has served as a general partner of Walden VC since January 2002. From April 2000 to January 2002 Mr. Miller served as president and later as chief executive officer of Moai Technologies, a software company. From July 1996 to April 2000, Mr. Miller served as vice president and general manager at Remedy Corporation, a software company. Mr. Miller holds a MBA in finance and marketing from Columbia University and a BA in psychology from Cornell University.

Joshua Pickus has served as our President and Chief Executive Officer since November 2002 and as the Chairman of the Board since February 2003. Prior to becoming Chief Executive Officer, Mr. Pickus served as our Chief Financial Officer from February 2001 to October 2002 and our President, Vertical Markets from November 1999 to January 2001. Before joining Niku, Mr. Pickus was a partner in the private equity group at Bowman Capital Management, a technology investment firm, and a partner at Venture Law Group, a Silicon Valley law firm. Mr. Pickus holds an AB in public and international affairs from Princeton University and a JD from the University of Chicago Law School.

Edward F. Thompson has been a director of Niku since August 2001. Mr. Thompson has served as a senior advisor to the Board of directors of Fujitsu Limited and as a director of several Fujitsu subsidiaries or portfolio companies since 1995. From 1976 to 1994, Mr. Thompson served in a series of management positions with Amdahl Corporation including, from August 1983 to June 1994, chief financial officer and secretary of Amdahl and from October 1985 to June 1994, Chief Executive Officer of Amdahl Capital Corporation. Mr. Thompson holds a MBA in operations research and finance from Santa Clara University and a BS in aeronautical engineering from the University of Illinois. Mr. Thompson is a member of the board of directors of Stratex Networks, Inc., a networking company, and SonicWall, Inc., an internet security company. He is also a member of the boards of directors and strategic advisory boards of several private companies.

Peter Thompson has been a director of Niku since December 2002. Mr. Thompson heads BT Group’s strategic development in Information and Communications Technology services delivery. He was director of Technology Consulting at BTexact Technologies, a division of BT Group, from April 2000 until May 2003. From April 1998 to April 2000, Mr. Thompson served as the general manager of Integrated Business Solutions at BT. From February 1996 to April 1998, Mr. Thompson served as the channel manager and product manager for BT Wholesale, a division of BT. From March 1994 to February 1996, Mr. Thompson served as the development program director for the BT/MCI joint venture, a global telecommunications venture. Mr. Thompson holds a Honors degree from Loughborough University of Science and Technology in electronic and electrical engineering.

Val E. Vaden has been a director of Niku since November 2001. Mr. Vaden is a managing partner of Vector Capital Partners II, LLC, the general partner of Vector Capital II, LP, Vector Member Fund II, LP, and Vector Entrepreneur Fund II, LP and is a senior advisor to Vector Capital, which he co-founded. Prior to forming Vector Capital, from August 1994 to August 1997, Mr. Vaden was a founding general partner of Benchmark Capital. Mr. Vaden holds an MBA from the Stanford University Graduate School of Business and an AB from Stanford University. Mr. Vaden also serves as a director on the boards of several private companies.

Vote Required

Directors are elected by a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. You may vote “for” the election of the nominees for director or you may “withhold” your vote with respect to one or more nominees. If you return a proxy card that withholds your vote from the election of all directors, your shares will be counted as present for the purpose of determining a quorum but will not be counted in the vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NAMED NOMINEES.

PROPOSAL #2

RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors has selected KPMG LLP as our independent auditors for fiscal 2005 and urges stockholders to vote for ratification of KPMG’s appointment. Ratification of the selection of KPMG by stockholders is not required by our bylaws or otherwise. However, as a matter of good corporate practice, the Board is submitting the selection of KPMG for stockholder approval. KPMG has audited our financial statements for the last six fiscal years. Even if KPMG’s appointment is ratified, the Board, at its discretion, may appoint a new independent accounting firm if it feels that such a change would be in the best interests of Niku and its stockholders. We expect representatives of KPMG to be present at the meeting. These representatives will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Vote Required

Approval of the selection of KPMG LLP as our independent auditors for fiscal 2005 requires the affirmative vote of the holders of a majority of the shares entitled to vote that are present in person or represented by proxy at the meeting and voted for or against the proposal. Abstentions will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP.

Board Committees

Our Board of Directors has the following committees:

Compensation Committee. The current members of our compensation committee are Messrs. Chiruvolu, Miller, and Vaden (Chairman). The compensation committee reviews and makes recommendations to our Board concerning salaries and incentive compensation for the executive officers named in the proxy statement. The compensation committee also administers our stock plans with the assistance of a stock administrator. All current members of the compensation committee are independent as defined in the Nasdaq rules and as set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. The Compensation Committee is governed by a charter, a current copy of which is available on our corporate website at www.niku.com under the headings “About Niku/Investor Relations/Corporate Governance.” A copy of the charter is also available in print to stockholders upon request, addressed to the Corporate Secretary, Niku Corporation, 305 Main Street, Redwood City, California 94063.

Audit Committee. The current members of our audit committee are Messrs. Chiruvolu, Edward F. Thompson (Chairman), and Vaden. The Committee’s primary purpose is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. All current members of the audit committee are independent as defined in the Nasdaq rules and as set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. Our Board has determined that Edward F. Thompson, the Chairman of the Audit Committee, is qualified as an audit committee financial expert within the meaning of Securities Exchange Act of 1934, as amended. The Audit Committee is governed by a charter, a current copy of which is attached as Appendix A and available on our corporate website at www.niku.com under the headings

“About Niku/Investor Relations/Corporate Governance.” A copy of the charter is also available in print to stockholders upon request, addressed to the Corporate Secretary, Niku Corporation, 305 Main Street, Redwood City, California 94063.

Nominating Committee. The current members of our nominating committee are Messrs. Chiruvolu, Miller (Chairman), and Edward F. Thompson. The Nominating Committee’s primary purpose is to identify and to recommend to the Board individuals qualified to serve as directors of the Company and to advise the Board with respect to the Board composition, procedures and committees. All current members of the nominating committee are independent as defined in the Nasdaq rules and as set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. The Nominating Committee is governed by a charter, a current copy of which is attached as Appendix B and available on our corporate website at www.niku.com under the headings “About Niku/Investor Relations/Corporate Governance.” A copy of the charter is also available in print to stockholders upon request, addressed to the Corporate Secretary, Niku Corporation, 305 Main Street, Redwood City, California 94063.

The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of our stock, including the number of shares owned and the length of time of ownership and the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

The stockholder recommendation and information described above must be sent to the Corporate Secretary, Niku Corporation, 305 Main Street, Redwood City, California, 94063 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of this proxy statement.

The Nominating Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. The Nominating Committee also seeks to have the Board represent a diversity of backgrounds, and experience.

The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who may be available to serve on the Board. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

Board and Committee Meetings

The Board of Directors met 11 times during fiscal 2004. The compensation committee met 4 times during fiscal 2004. The audit committee met 11 times during fiscal 2004. The nominating committee was created on February 24, 2004 and did not meet during fiscal 2004. During fiscal 2004, each current director attended at least 75% of all Board and applicable committee meetings combined during the period for which he was a director or committee member, respectively. In addition, it is our policy to invite all directors to attend our Annual Meeting, but attendance is not mandatory.

Board Independence

Our Board of Directors has determined that each of Ravi Chiruvolu, Matt Miller, Edward F. Thompson, and Val E. Vaden meet the independence requirements of the Nasdaq listing standards.

In 2001, BT Group acquired substantial software and services from the Company. Peter Thompson, who is a director of our Company, is an executive officer of BT Group.

Communications with the Board of Directors

The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual director, any committee, or any group of directors, correspondence should be addressed to the Board of Directors or any such individual director, any committee, or group of directors by either name or title. All such correspondence should be addressed to the Corporate Secretary, Niku Corporation, 305 Main Street, Redwood City, California 94063. To communicate with any of our directors electronically, stockholders should go to our corporate website at www.niku.com. Under the headings “About Niku/Investor Relations/Corporate Governance,” you will find an on-line form that may be used for writing an electronic message to the Board, any individual director, any committee, or any group of directors. Please follow the instructions on our website in order to send your message.

All communications received as set forth in the preceding paragraph will be opened by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee, the General Counsel’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

Code of Conduct

The Company has adopted a code of business conduct and ethics for all of our employees and directors, including our Chief Executive Officer, Chief Financial Officer, other executive officers and senior financial personnel. A copy of our code of business conduct and ethics policy is available on our web site at www.niku.com under the heading “About Us/Investor Relations/Corporate Governance/Code of Conduct.” We intend to post on our web site any material changes to or waivers from our code of business conduct, if any, within five business days of such event.

COMPENSATION OF DIRECTORS

Our non-employee directors generally do not receive cash compensation for their services as directors but are reimbursed for their reasonable expenses in attending Board and committee meetings, with the exception of the chair of the Audit Committee, Edward F. Thompson, who received cash payments as set forth below in fiscal 2004. Our directors are currently granted options under our 2000 Equity Incentive Plan. Certain options granted under the 2000 Equity Incentive Plan to non-employee directors are automatic and non-discretionary. Each non-employee director who becomes a member of the Board is automatically granted an option to purchase 5,000 shares of our common stock as of the date that director joins the Board. Immediately following each annual meeting of our stockholders, each non-employee director is automatically granted an additional option to purchase 2,500 shares of our common stock if the non-employee director has served continuously as a member of our Board for at least twelve months since the date of the initial option grant to that non-employee director. The Board of Directors may also make discretionary supplemental grants to any eligible director and did so to Peter Thompson during fiscal 2004. All options granted to each eligible non-employee director have an exercise price equal to the fair market value of our common stock on the date of grant. Options granted to non-employee directors have a ten-year term from the date of grant, and may be exercised for three months after termination of service or twelve months in the event of death or disability. All options granted to non-employee directors vest over three years, at a rate of 2.778% of the total shares on each monthly anniversary of the grant, so long as the non-employee director remains a director or consultant, except for the 20,000 options granted to Mr. Chiruvolu on October 22, 2002, the 10,000 shares granted to Mr. Edward F. Thompson on November 13, 2002 and the 20,000 options granted to Mr. Vaden on November 13, 2002, which vest ratably over twenty-four months. In the event of our dissolution or liquidation or a change in control transaction, options granted to our non-employee directors under the plan become 100% vested and exercisable in full.

Below are the options we granted to non-employee members of our Board of Directors in fiscal 2004.

Name	Grant Date	Number of Options Granted	Exercise Price Per Share
Edward F. Thompson (1)	09/10/03	2,500	7.39
Val E. Vaden	09/10/03	2,500	7.39
Peter Thompson	02/20/03	25,000	4.13

(1)	Mr. Edward F. Thompson also received cash payments of $16,250 comprised of $7,500 for serving as the Chair of the Audit Committee and $8,750 for Board services.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates beneficial ownership of our common stock as of April 30, 2004 by: (a) each person or entity known by us to beneficially own 5% or more of our common stock; (b) each of our directors and nominees; (c) each of our Named Executive Officers (as defined below); and (d) all directors and Named Executive Officers as a group.

The percentage of beneficial ownership for the table is based on 12,455,464 shares of our common stock outstanding as of April 30, 2004, as adjusted as required by rules promulgated by the Securities and Exchange Commission. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock. Unless otherwise indicated, each entity or person listed below maintains a mailing address at c/o Niku Corporation, 305 Main Street, Redwood City, California 94063.

Information with respect to beneficial ownership has been furnished by each director, officer or 5% or more stockholder, as the case may be, and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person named in the following table and the percentage ownership of that person, shares of our common stock that are subject to options, warrants or other rights held by that person that are currently exercisable or exercisable within 60 days of April 30, 2004 are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
WaldenVC II, L.P. (1) 750 Battery Street, 7th Floor San Francisco, CA 94111	2,523,873	20.3%
Limar Realty Corp. #30 (2) 1730 South El Camino Real, Suite 400 San Mateo, CA 94402	1,445,000	11.6%
Vector Capital Partners II, L.L.C. (3) 465 Montgomery Street, 19th Floor San Francisco, CA 94104	1,042,311	8.3%
Terence Garnett and Katrina A. Garnett (4)	802,743	6.4%
Ravi Chiruvolu (5)	61,981	*
Matt Miller (6)	1,937,497	15.6%
Mark Moore (7)	186,886	1.5%
Joshua Pickus (8)	59,128	*
Michael Sayer (9)	25,625	*
Michael Shahbazian (10)	42,500	*
Edward F. Thompson (11)	14,935	*
Peter Thompson (12)	13,909	*
Val E. Vaden (13)	1,064,752	8.5%
All directors and executive officers as a group (9 persons) (14)	3,407,213	26.4%

*	Less than 1%
(1)

Represents 1,775,706 shares held by Walden VC II, L.P.; 163,520 shares held by Walden SBIC, L.P.; 159,230 shares held by Walden Capital Partners II, L.P.; 160,791 shares held by Walden VC II-Side, L.P.; 64,551 shares held by Walden Investors; 32,275 shares held by Walden Management Co. Pension Fund; 32,275 shares held by Walden Management Corporation; 68,375 shares held by Walden Capital Partners; 34,875 shares held by the George Sarlo Revocable Trust dated 12/23/91; and 32,275 shares held by

Sarlo-Berliner, Inc. Each is a member of a Section 13(d) group and disclaims beneficial ownership of the reported securities except to the extent of its pecuniary interest therein. Messrs. Matt Miller, Larry Marcus, Steve Eskenazi, Art Berliner, George Sarlo and Phil Sanderson possess voting and dispositive power over the shares held by certain Walden VC and it affiliated entities.

(2)	Theodore H. Kruttschnitt, III possesses voting and dispositive power over the shares held by Limar Realty Corp. #30. Mr. Kruttschnitt is the controlling stockholder of Limar Realty Corp. #30.
(3)	Represents 848,963 shares and warrants to purchase 47,426 shares held by Vector Capital II, L.P.; 33,268 shares and warrants to purchase 1,859 shares held by Vector Entrepreneur Fund II, L.P.; and 104,933 shares and warrants to purchase 5,862 shares held by Vector Member Fund II L.P. Vector Capital Partners II, L.L.C. is the general partner of Vector Capital II, L.P., Vector Entrepreneur Fund II, L.P. and Vector Member Fund II, L.P. and may be deemed to have sole power to vote these shares. Messrs. Vaden and Alexander R. Slusky possess voting and dispositive power over the shares held by Vector Capital II, L.P. and its affiliates. Messrs. Vaden and Slusky are managing members of Vector Capital Partners II, L.L.C., which is the general partner of Vector Capital II, L.P.
(4)	Represents 464,323 shares held by the Garnett Family Trust; 7,538 shares held by Terence Garnett; and 330,882 shares held by Katrina A. Garnett. Excludes 120,000 shares held by the Garnett 1996 Children’s Trust. Mr. and Mrs. Garnett do not possess any voting or dispositive power over shares held by the Garnett 1996 Children’s Trust and disclaim beneficial ownership over the shares held by the trust. Mr. Garnett and Ms. Garnett possess voting and dispositive power over the shares held by the Garnett Family Trust.
(5)	Represents 38,847 shares held by Mr. Chiruvolu, 19,457 shares subject to options held by Mr. Chiruvolu that are exercisable within 60 days of April 30, 2004 and warrants to purchase 3,677 shares held by Mr. Chiruvolu.
(6)	Represents 1,000 shares held by Mr. Miller. Includes 1,775,706 shares held by Walden VC II, L.P. and 160,791 shares held by Walden VC II-Side, L.P. Mr. Miller is a managing member of Walden VC, LLC, the general partner of Walden VC II, L.P. and Walden VC II-Side, L.P. Mr. Miller disclaims beneficial ownership to the shares held by such funds except to the extent of his pecuniary interest therein.
(7)	Represents 501 shares held by Mr. Moore. Includes 10,425 shares held by The Mark. A. Moore Trust and 175,960 shares subject to options held by Mr. Moore that are exercisable within 60 days of April 30, 2004. Mr. Moore was designated as an Executive Officer on May 21, 2004.
(8)	Represents 4,739 shares held by the Pickus Family Trust and 54,389 shares subject to options held by Mr. Pickus that are exercisable within 60 days of April 30, 2004. Mr. Pickus and Ms. Carey Pickus possess voting and dispositive power over the shares held by the Pickus Family Trust.
(9)	Represents 25,625 shares subject to options held by Mr. Sayer that are exercisable within 60 days of April 30, 2004. Mr. Sayer was designated as an Executive Officer on May 21, 2004.
(10)	Represents 42,500 shares subject to options held by Mr. Shahbazian that are exercisable within 60 days of April 30, 2004.
(11)	Represents 14,935 shares subject to options held by Mr. Edward F. Thompson that are exercisable within 60 days of April 30, 2004.
(12)	Represents 1,410 shares held by Mr. Peter Thompson and 12,499 shares subject to options held by Mr. Thompson that are exercisable within 60 days of April 30, 2004.
(13)	Represents 22,441 shares subject to options held by Mr. Vaden that are exercisable within 60 days of April 30, 2004 and 987,164 shares and warrants to purchase 55,147 shares of common stock held by funds managed by Vector Capital Partners II, L.L.C., of which Mr. Vaden is a managing member. Mr. Vaden disclaims beneficial ownership of the shares held by such funds except to the extent of his pecuniary interest therein.
(14)	Represents 2,980,583 shares held by all directors and executive officers as a group and 426,630 shares subject to options, warrants or other rights held by all directors and executive officers as a group that are exercisable within 60 days of April 30, 2004.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

We currently have four executive officers, our Chief Executive Officer, our Chief Financial Officer, our Executive Vice President, Worldwide Sales, and our Executive Vice President, Products and Services.

Name	Age	Position

Joshua Pickus	43	President, Chief Executive Officer, and Chairman of the Board

Michael Shahbazian	57	Chief Financial Officer

Michael Sayer	52	Executive Vice President, Worldwide Sales

Mark Moore	39	Executive Vice President, Products and Services

Joshua Pickus has served as our President and Chief Executive Officer since November 2002 and as the Chairman of the Board since February 2003. Prior to becoming Chief Executive Officer, Mr. Pickus served as our Chief Financial Officer from February 2001 to October 2002 and our President, Vertical Markets from November 1999 to January 2001. Before joining Niku, Mr. Pickus was a partner in the private equity group at Bowman Capital Management, a technology investment firm, and a partner at Venture Law Group, a Silicon Valley law firm. Mr. Pickus holds an AB in public and international affairs from Princeton University and a JD from the University of Chicago Law School.

Michael Shahbazian has served as our Chief Financial Officer since January 2003. Prior to joining Niku Mr. Shahbazian has served as a CFO for both public and private technology companies including ANDA Networks, Inventa Technologies and Walker Interactive. Prior to these roles, Mr. Shahbazian spent nearly 20 years with Amdahl Corporation in a variety of senior finance positions. Mr Shahbazian holds a B.S. in Business from California State University, Fresno and an MBA from the University of Southern California, Los Angeles, California.

Michael Sayer has served as our Executive Vice President, Worldwide Sales since August 2003 and was designated an Executive Officer in May 2004. Prior to joining Niku Mr. Sayer served as the Chief Executive Officer of Hipbone Corporation, a venture-backed startup company. Prior to that role, Mr. Sayer spent over 20 years in software sales and was in charge of a number of sales organizations in the United State and Europe, including the Remedy Europe organization. Mr. Sayer holds a B.S. in Industrial Engineering from the University of Hertfordshire, U.K.

Mark Moore has served as our Executive Vice President, Products and Services since September 2003 and was designated an Executive Officer in May 2004. Mr. Moore served as our Chief Technology Officer from August 2000 to February 2001, and as our Senior Vice President, Development from March 2001 to August 2003. Before joining Niku, Mr. Moore had over 14 years industry experience and was the Vice President of Engineering and a founding member of Listen.com, a co-founder and Vice President of Development at Diba, served as Oracle’s Director of Interactive Services for its media server division, and worked for seven years in the Oracle Kernel Development Team. Mr. Moore holds a B.S. in Computer Science from Northwestern University, Evanston, Illinois.

The following table shows compensation information during each of our last three fiscal years for our Chief Executive Officer, our Chief Financial Officer, our Executive Vice President, Worldwide Sales, and our Executive Vice President, Products and Services. These individuals are collectively referred to as the “Named Executive Officers.”

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Other Annual Compensation	Restricted Stock Awards ($)	Securities Underlying Options (#)		LTIP Payouts ($)	All Other Compensation
Joshua Pickus President, Chief Executive Officer and Chairman of the Board	2004 2003 2002	$312,000 294,946 344,308		$312,000 250,000 400,000	— — —	— — —	370,000 150,000 55,000	(5) (6)	— — —	— — —

Michael Shahbazian Chief Financial Officer	2004 2003 2002	$225,000 9,375 —	(3)	$50,000 — —	— — —	— — —	120,000 — —		— — —	— — —

Michael Sayer(1) Executive Vice President, Worldwide Sales	2004 2003 2002	$99,243 — —	(4)	— — —	— — —	— — —	123,000 — —		— — —	$67,100 — —	(10)

Mark Moore(2) Executive Vice President, Products and Services	2004 2003 2002	$275,000 229,487 242,067		$7,500 — —	— — —	— — —	222,496 119,000 22,499	(7) (8) (9)	— — —	— — —

(1)	Mr. Sayer was designated as an Executive Officer on May 21, 2004.
(2)	Mr. Moore was designated as an Executive Officer on May 21, 2004.
(3)	Represents Mr. Shahbazian’s salary from his employment commencement date on January 21, 2003 to January 31, 2003.
(4)	Represents Mr. Sayer’s salary from his employment commencement date on August 4, 2003 to January 31, 2004.
(5)	These options vest monthly over 24 months from the grant date.
(6)	All options granted to Mr. Pickus in fiscal 2002 were cancelled in fiscal 2003.
(7)	172,496 of the options granted to Mr. Moore in fiscal 2004 were granted in connection with our stock option exchange program. These options were granted in exchange for 149,998 existing options previously granted to Mr. Moore and tendered pursuant to the terms of the stock option exchange program. 81,625 of the options granted to Mr. Moore in fiscal 2004 vest monthly over 36 months from the grant date. The remainder vest monthly over 48 months from the grant date.
(8)	90,000 of the options granted to Mr. Moore in fiscal 2003 were exchanged and cancelled pursuant to our stock option exchange program completed in fiscal 2004. Of the remaining options granted in fiscal 2003, 19,000 vest monthly over 24 months from the grant date and 10,000 vest monthly over 48 months from the grant date. See footnote 7 above for additional details on our stock option exchange program.
(9)	17,499 of the options granted to Mr. Moore in fiscal 2002 were granted in connection with an option repricing in November 2001, pursuant to which existing options previously granted to Mr. Moore with an exercise price greater than $7.50 were cancelled and repriced at $7.50, the fair market value of our common stock on the date of grant. All of the options granted to Mr. Moore in fiscal 2003 were exchanged and cancelled pursuant to our stock option exchange program completed in fiscal 2004. See footnote 7 above for additional details on our stock option exchange program.
(10)	Represents commissions Mr. Sayer earned in fiscal 2004 that were paid to him in fiscal 2005.

Options Granted in Fiscal 2004

The following table shows all options to acquire shares of our common stock granted to the Named Executive Officers during fiscal 2004.

Name	Grant Date	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options Term
						5%	10%
Joshua Pickus	2/20/03	270,000	14.7%	$4.13	2/18/13	$701,280	$1,777,182

Joshua Pickus	11/14/03	100,000	5.5%	$8.85	11/14/13	$556,572	$1,410,462

Michael Shahbazian	2/20/03	120,000	6.5%	$4.13	2/18/13	$311,680	$789,859

Michael Sayer(1)	8/4/03	123,000	6.7%	$5.01	8/3/13	$387,544	$982,112

Mark Moore(2)	11/14/03	222,496	12.1%	$8.85	11/14/13	$1,238,350	$3,138,222

(1)	Mr. Sayer was designated as an Executive Officer on May 21, 2004.
(2)	Mr. Moore was designated as an Executive Officer on May 21, 2004.

The options shown in the above table were granted at an exercise price equal to the fair market value of our common stock on the date of grant and will expire ten years from the date of grant. Options granted to Mr. Pickus, Mr. Shahbazian and Mr. Sayer vest monthly over four years from the grant date for as long as they remain employed by us. Mr. Pickus’, Mr. Shahbazian’s, and Mr. Sayer’s options accelerate upon a change of control of the Company. 81,625 of the options granted to Mr. Moore vest monthly over 36 months from the grant date and the remainder vest over 48 months from the grant date. During fiscal 2004, we granted our employees options to purchase a total of 1,833,425 shares of common stock.

Potential realizable values are calculated by:

•	Multiplying the number of shares of common stock subject to a given option by the market price on the date of the grant or the date of repricing, if the option was repriced;

•	Assuming that the amount derived from that calculation compounds at the annual 5% or 10% rates shown in the table for the entire ten-year term of the option; and

•	Subtracting from that result the total option exercise price.

The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not reflect our estimate or projection of future common stock prices. As of January 31, 2004, the closing price of our common stock was $9.65 per share.

Options Exercised in Fiscal 2004 and Fiscal Year-End Option Values

The following table sets forth, for each of the Named Executive Officers, certain information concerning the exercise of stock options during fiscal 2004, including the year-end value of unexercised options:

Name	Shares Acquired on Exercise (#)	Exercised Price ($)	Value Realized (1) ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the- Money Options at Fiscal Year-End (2) ($)
				Exercisable	Unexercisable	Exercisable	Unexercisable
Joshua Pickus	55,000	$1.50	$187,442	170,514	294,486	$1,132,104	$1,212,546
Michael Shahbazian	—	—	—	30,000	90,000	165,600	496,800
Michael Sayer (1)	—	—	—	—	123,000	—	570,720
Mark Moore (2)	—	—	—	147,428	104,068	222,603	143,544

(1)	Mr. Sayer was designated as an Executive Officer on May 21, 2004.
(2)	Mr. Moore was designated as an Executive Officer on May 21, 2004.
(3)	“Value Realized” represents the difference between the closing price of our common stock as reported on the Nasdaq SmallCap Market on the date of exercise, and the exercise price of the shares.
(4)	“Value of Unexercised In-the-Money Options at Fiscal Year-End” represents the difference between the exercise price of the outstanding stock option and the closing price of our common stock as reported on the Nasdaq SmallCap Market on January 31, 2004 ($9.65) multiplied by the number of shares issuable upon exercise of the option.

EQUITY INCENTIVE PLAN INFORMATION

The following table provides information as of January 31, 2004 with respect to the shares of our common stock that may be issued under our existing equity incentive plans.

	A	B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Shareholders(1)	2,170,067	$6.03	991,309	(3)
Equity Compensation Plans Not Approved by Shareholders(2)	196,676	7.88	200

	2,366,743	$6.19	991,509

(1)	Includes the 2000 Equity Incentive Plan, 2000 Employee Stock Purchase Plan and 1998 Stock Option Plan.
(2)	Includes the 2000 Stock Incentive Plan to provide incentives to eligible employees, including employees hired in connection with the Company’s acquisition of certain private companies in 1999 and 2000. The Company reserved 260,000 shares of common stock for issuance under the 2000 Stock Incentive Plan. The exercise price of the incentive stock is determined by the Board of Directors when the option is granted and may not be less than the par value of the shares on the date of grant. Under the 2000 Stock Incentive Plan, options generally expire in ten years. Vesting periods are determined by the Company’s Board of Directors. As of January 31, 2004, there were 196,676 options outstanding and 200 options available for issuance under the 2000 Stock Incentive Plan. For detailed description of the plan, please refer to Note 12 to our Consolidated Financial Statements, included in our Annual Report on Form 10-K filed with the SEC.
(3)	On each January 1, the number of shares reserved and available for grant under the 2000 Equity Incentive Plan and 2000 Employee Stock Purchase Plan is increased automatically by a number of shares equal to 5% of our total outstanding shares on the immediately prior December 31.

Stockholders should be aware that under SEC rules, the Audit Committee Report is not considered “filed” with the SEC under the Securities Exchange Act of 1934, as amended and is not incorporated by reference in any past or future filing by Niku under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended unless this report is specifically referenced. You may not consider this report for solicitation purposes for the purchase or sale of our common stock.

AUDIT COMMITTEE REPORT

In the section below, we describe our financial and accounting management policies and practices.

Composition. The Audit Committee of the Board of Directors is composed of three independent directors, as defined by Nasdaq rules and as set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is available upon request at no charge from the Company. Requests should be addressed to the Corporate Secretary, Niku Corporation, 305 Main Street, Redwood City, California 94063. The members of the Audit Committee are Messrs. Chiruvolu, Edward F. Thompson and Vaden.

Responsibilities. The Committee’s primary purpose is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Committee’s responsibilities include, among others, (i) the selection and evaluation of auditors, (ii) the oversight of annual audit and quarterly reviews, and (iii) the oversight of financial reporting process and internal controls. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board.

Review with Management and Independent Auditors. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

Our independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the independent auditors, KPMG LLP, the firm’s independence. The Audit Committee and the Board of Directors also recommended, subject to stockholder approval, the selection of KPMG LLP as independent auditors.

Summary. Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended January 31, 2004, as filed with the Securities and Exchange Commission.

AUDIT COMMITTEE:

Ravi Chiruvolu

Edward F. Thompson

Val E. Vaden

Audit and Related Fees and Pre-Approval Policies

The Audit Committee reviews and approves in advance our independent auditors’ annual engagement letter, including the proposed fees contained therein, as well as all audit and all permitted non-audit engagements. Approval of audit and permitted non-audit services may also be made by one or more members of the Committee as shall be designated by the Committee provided the person granting approval reports such approval to the Committee at the next scheduled meeting.

KPMG LLP has served as Niku’s independent auditors since December 1999. We incurred the fees shown in the following table for professional services provided by KPMG LLP for the fiscal years ended January 31, 2003 and January 31, 2004.

	2003	2004
Audit fees (1)	$486,000	$421,000
Audit related fees (2)	$—	$—
Tax fees (3)	$117,000	$37,000

Total	$603,000	$458,000

(1)	Includes fees for audit services principally related to the year-end examination and the quarterly reviews of Niku’s consolidated financial statements, consultation on matters that arise during a review or audit, and statutory audits of Niku’s foreign subsidiaries.
(2)	Includes fees for assurance and related services other than those included in Audit fees or our foreign subsidiaries.
(3)	Includes fees for tax compliance services.

The Audit Committee has determined that the above fees for the provision of services rendered above are compatible with maintaining KPMG LLP’s independence.

Stockholders should be aware that under SEC rules, the Compensation Committee Report is not considered “filed” with the SEC under the Securities Exchange Act of 1934, as amended and is not incorporated by reference in any past or future filing by Niku under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended unless this report is specifically referenced. You may not consider this report for solicitation purposes for the purchase or sale of our common stock.

COMPENSATION COMMITTEE REPORT

In the section below, we describe our executive compensation policies and practices. We also identify the procedures we use to determine the compensation of our Chief Executive Officer and other Named Executive Officers.

Compensation Philosophy. In developing our executive compensation policies, our compensation committee has two principal objectives: (1) attracting and retaining our executive officers; and (2) motivating our executive officers to achieve short-term and long-term corporate goals that enhance stockholder value. Our committee seeks to achieve those objectives within the Company’s current financial plans. Accordingly, our committee has adopted the following overriding policies:

•	pay compensation that is competitive with the practices of comparable high technology companies;

•	set challenging performance goals for our executive officers and provide a short-term incentive through a bonus plan that is based upon achievement of these goals;

•	align the interests of our executive officers with those of our stockholders by providing a significant long-term incentive in the form of stock options; and

•	adjust compensation levels to reflect changes in the Company’s market, performance and resources.

In determining executive compensation levels in fiscal 2004, the Compensation Committee reviewed market data for compensation by publicly-held technology companies comparable to us. Comparable companies that we evaluated included those examined in several commercial surveys of executive compensation in technology companies.

Total Annual Compensation. Each Named Executive Officer’s compensation package may, in one or more years, be comprised of the following three elements: (1) base salary; (2) annual variable performance awards such as bonuses; and (3) long-term equity incentives. We authorize guidelines for Named Executive Officers’ target total annual compensation (salary and bonus) after reviewing similar compensation information from companies in the high technology industry.

Base Compensation. Salaries for Named Executive Officers for fiscal 2004 were initially determined on an individual basis by evaluating each Named Executive Officer’s scope of responsibility, performance, prior experience and salary history as well as the salaries for similar positions at technology companies in the San Francisco Bay Area that are of comparable size to us and with which we compete for executive personnel.

Bonuses. Target bonuses for each Named Executive Officer are based on his or her potential impact on our operating and financial results and based on competitive pay practices in our market. Target bonuses are generally expressed as a percentage of an executive’s base salary. The actual bonus that is paid to each officer depends on the achievement of corporate objectives and financial performance goals. The corporate objectives we set for fiscal 2004 were primarily financial goals, including, for example, increasing corporate operating income and cash flow.

Each year, we adjust the performance goals in light of general business conditions and our corporate strategies for the year. For fiscal 2004, the Committee established an executive bonus program under which payments were made if the Company’s financial performance improved significantly. Mr. Pickus earned a bonus of $312,000, based on, among other things, the company’s achievement of operating and GAAP profitability. Other Named Executive Officer bonuses were based on the company’s overall GAAP profitability and sales goals.

Stock Options. Our committee strongly believes that stock options motivate our officers to maximize stockholder value and to remain employed with Niku despite a very competitive labor market. Except as specified herein, all Niku stock options have a per share exercise price equal to the fair market value of our common stock on the grant date. The actual value of the equity-based compensation depends entirely on appreciation of our common stock. Stock options have value for the executive only if the price of our common stock increases above the fair market value on the grant date and the executive remains in our employ for the period required for the options or shares to vest.

The number of options granted to each named executive officer and the vesting schedule are determined based on a variety of factors, including (1) the executive’s position at Niku; (2) his or her individual performance; and (3) the number of options the executive already holds. In fiscal 2004, our committee relied upon these factors to approve stock option grants for the named executive officers and other senior officers, and for certain other individual grants. All other grants were approved by Joshua Pickus, our President and Chief Executive Officer, utilizing guidelines approved by the committee.

Compensation of Chief Executive Officer. During fiscal 2004, Mr. Pickus earned a salary of $312,000 and, as noted above, a bonus of $312,000. This bonus was based primarily on the Company’s achievement of operating and GAAP profitability. During fiscal 2004, Mr. Pickus also received equity-based compensation in the form of options to purchase 270,000 shares of our common stock with an exercise price of $4.13 and 100,000 shares of our common stock with an exercise price of $8.85.

Tax Deductibility of Executive Compensation. Under Section 162(m) of the Internal Revenue Code, we generally receive a federal income tax deduction for compensation paid to any of our Named Executive Officers only if the compensation is less than $1,000,000 during any fiscal year or is “performance-based” under Section 162(m). Our stock option plans permit our committee to pay compensation that is “performance-based” and thus fully tax-deductible by us. Our committee currently intends to continue seeking a tax deduction for all of our executive compensation, to the extent we determine it is in our best interests.

COMPENSATION COMMITTEE:

Ravi Chiruvolu

Val E. Vaden

Matt Miller

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers served during fiscal 2004 as a member of the board of or compensation committee of any entity that has had one or more executive officers who served as a member of our Board of Directors or compensation committee.

The members of the Compensation Committee during fiscal 2004 were Messrs. Chiruvolu, Edward F. Thompson, and Vaden. None of the members of the Compensation Committee during fiscal 2004 (i) was an officer of employee of the Company or any of its subsidiaries, (ii) was formerly an officer of the Company or any of its subsidiaries or (iii) had any relationship requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions.

Stockholders should be aware that under SEC rules, the Stock Performance Graph is not considered “filed” with the SEC under the Securities Exchange Act of 1934, as amended, and is not incorporated by reference in any past or future filing by Niku under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless this section is specifically referenced. You may not consider this report for solicitation purposes for the purchase or sale of our common stock.

STOCK PERFORMANCE GRAPH

The graph set forth below compares the cumulative total stockholder return on our common stock between February 29, 2000, the date of our initial public offering, and January 31, 2004 with the cumulative total return of (i) the Nasdaq Stock Market Index (the “Nasdaq Index”); (ii) the JP Morgan H&Q Computer Software Index (the “JP Morgan Index”); and (iii) the RDG Software Composite Index, over the same period. This graph assumes the investment of $100.00 on February 29, 2000 in our common stock, the Nasdaq Index, the JP Morgan Index and the RDG Software Composite Index, and calculates the annual return through January 31, 2004. This graph assumes the reinvestment of dividends, if any. The stock price performance shown in the graph below is based on historical data and does not necessarily indicate future stock price performance.

The JP Morgan Index was discontinued in the middle of 2002 and has been replaced with the RDG Software Composite Index from that time through January 31, 2004.

COMPARISON OF 47 MONTH CUMULATIVE TOTAL RETURN*

AMONG NIKU CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE RDG SOFTWARE COMPOSITE INDEX

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation arrangements described in “Compensation of Directors” and “Executive Compensation and Related Information” and the transactions described below, since January 31, 2003, there has not been nor is there currently proposed, any transaction or series of similar transactions required to be disclosed to which we were or will be a party in which the amount involved exceeds $60,000 and in which any executive officer, director or beneficial owner of more than 5% of our common stock had or will have a direct or indirect material interest.

In February, 2003 we entered into a common stock and warrant purchase agreement with various investors led by Walden VC, providing for the issuance of 3,088,230 shares of our common stock at a price of $3.35 per share and warrants to purchase 386,034 shares at a price of $0.40 per share in connection with a private placement. The warrants have an exercise price of $3.40. All investors participated on the same terms and conditions.

Ravi Chiruvolu is a member of our Board of Directors who participated in the private placement that was completed on April 11, 2003. Mr. Chiruvolu purchased 29,412 shares and warrants to purchase 3,677 shares of our common stock in the April 2003 private placement. There are 38,847 shares of common stock held by Mr. Chiruvolu.

Val E. Vaden is a member of our Board of Directors and a managing partner of Vector Capital Partners II, LLC. Vector Capital Partners II, L.L.C., or its affiliates purchased 441,177 shares and warrants to purchase 55,147 shares of our common stock in the private placement that was completed on April 11, 2003.

In addition, we have entered into indemnification agreements with certain of our directors and officers which, among other things, provide for indemnification of our directors and officers for expenses and liabilities incurred in any investigation, defense, settlement or appeal of a proceeding arising out of his or her services as a director or officer or at our request. We believe that these provisions and agreements are necessary to attract and retain qualified people as directors and executive officers. We also have purchased and maintained insurance for our officers, directors, employees or agents against liabilities that a director, an officer, an employee or an agent may incur in his or her capacity as such.

OTHER INFORMATION

Form 10-K

We will mail without charge, upon written request, a copy of our annual report on Form 10-K Report for fiscal year ended January 31, 2004, including the financial statements. Requests should be sent to the Corporate Secretary, Niku Corporation, 305 Main Street, Redwood City, California 94063.

No Incorporation by Reference

In our filings with the Securities and Exchange Commission, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the Securities and Exchange Commission, so the information should be considered as part of the filing you are reading. Based on Securities and Exchange Commission regulations, the performance graph of this proxy statement, the “Audit Committee Report” and the “Compensation Committee Report” specifically are not incorporated by reference into any other filings with the Securities and Exchange Commission.

This proxy statement is sent to you as part of the proxy materials for the 2004 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of our common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended requires our directors and executive officers, and holders of more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. Such officers, directors and 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Securities and Exchange Commission regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that, during the fiscal year, all Section 16(a) filing requirements were satisfied on a timely basis except for options granted to Messrs. Edward F. Thompson and Vaden in September 2003 that were reported on their respective Forms 4 in November 2003; Messrs. Chiruvolu and Vaden who purchased shares in the private placement that closed on April 11, 2003 that were reported on their respective Forms 4 in February 2004 and November 2003, respectively; and Mr. Pickus for options granted in November 14, 2003 that were reported on his Form 4 on November 24, 2003.

STOCKHOLDER PROPOSALS

Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules and our bylaws. If you want us to consider including a proposal in our proxy statement for our 2005 annual meeting of stockholders, you must deliver a copy of your proposal to our principal executive offices addressed to the Corporate Secretary, Niku Corporation, 305 Main Street, Redwood City, California 94063, not less than 120 days prior to the anniversary date of this proxy statement. If you intend to present a proposal at our 2005 annual meeting of stockholders, but you do not intend to have it included in our proxy materials, you must deliver a copy of your proposal to our Secretary at our principal executive offices listed above no later than May 15, 2005 and no earlier than April 15, 2005. If, however, the date of our 2005 annual meeting is more than 30 days before or more than 60 days after the first anniversary of our 2004 annual meeting, your notice of a proposal will be timely if we receive it by the close of business on the the later of the

60th day prior to the 2005 annual meeting or the 10th day following the day we publicly announce the date of the 2005 annual meeting. Our bylaws contain specific requirements regarding a stockholder’s ability to nominate a director or to submit a proposal for consideration at an upcoming meeting. In order to submit a proposal for action at a forthcoming meeting, stockholders must comply with the procedural requirements in our bylaws. If you would like a copy of the requirements contained in our bylaws, requests should be addressed to the Corporate Secretary, Niku Corporation, 305 Main Street, Redwood City, California 94063. The bylaws are also on file with the Securities and Exchange Commission.

DELIVERY OF THIS PROXY STATEMENT

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and costs savings for companies.

Certain brokers with account holders who are our stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that the broker will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you currently receive multiple copies of proxy statements at your address and would like to request “householding,” please notify your broker or direct your request to Niku Corporation, Investor Relations, 305 Main Street, Redwood City, CA 94063, telephone: (650) 298-4600.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors has no knowledge of any business that will be presented for consideration at the Annual Meeting other than that described above. As to other business, if any, that may properly come before the Annual Meeting, the proxies will vote in accordance with their judgment.

No person is authorized to give any information or to make any representation not contained in the proxy statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This proxy statement does not constitute the solicitation of a proxy in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.

By Order of the Board of Directors,

Redwood City, California	Michael Shahbazian
May 28, 2004	Corporate Secretary

A copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2004 has been included within the package of materials sent to you.

Whether or not you plan to attend the meeting in person, please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting.

Appendix A

CHARTER

OF THE AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

NIKU CORPORATION

DATED: MAY 14, 2004

I.	PURPOSE OF THE COMMITTEE

The Committee’s purpose is to oversee (i) the accounting and financial reporting processes of Niku Corporation and its subsidiaries (the “Corporation”), and (ii) the audits of the Corporation’s financial statements.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the Nasdaq Stock Market (“Nasdaq”) and the Sarbanes-Oxley Act of 2002 (the “Act”) and the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Act. Director’s fees are the only compensation a member of the Committee may receive from the Corporation; provided, however, that a member of the Committee may also receive pension or other forms of deferred compensation from the Corporation for prior service so long as such compensation is not contingent in any way on continued service.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Each member of the Committee must be “able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement,” as such qualification is interpreted by the Board in its business judgment. Additionally, at least one member of the Committee must have “past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities,” as the Board interprets such qualification in its business judgment. Further, either (i) at least one member of the Committee must be an “audit committee financial expert,” as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act, or (ii) if no member of the Committee is a “financial expert,” the Committee shall so inform the Corporation.

Any vacancy on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the directors that are independent pursuant to the rules and regulations of Nasdaq and the SEC.

III.	MEETINGS OF THE COMMITTEE

The Committee shall meet once every fiscal quarter or more frequently as it shall determine is necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee should meet separately on a periodic basis with (i) management, (ii) the Corporation’s internal auditing department or other person responsible for the internal audit function and (iii) the Corporation’s independent auditors, in each case to discuss any matters that the Committee or any of the above persons or firms believe should be discussed privately.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

The Committee shall maintain minutes of its meetings and records relating to those meetings and provide access to copies of such minutes to the Board.

IV.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee, and the Committee shall undertake them, consistent with and subject to applicable laws and rules and regulations promulgated by the SEC, Nasdaq or any other applicable regulatory authority:

Selection, Evaluation and Oversight of Auditors

1.	Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Corporation’s Annual Report on Form 10-K is referred to herein as the “independent auditors”);

2.	Review and, in its sole discretion, approve in advance the Corporation’s independent auditors’ annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Corporation and such auditors (which approval should be made after receiving input from the Corporation’s management). Approval of audit and permitted non-audit services may also be made by one or more members of the Committee as shall be designated by the Committee and the person granting such approval shall report such approval to the Committee at the next scheduled meeting;

3.	Review the performance of the Corporation’s independent auditors, including the lead partner of the independent auditors, and, in its sole discretion (subject, if applicable, to shareholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

4.	Obtain at least annually from the Corporation’s independent auditors and review a report describing:

(a)	the independent auditors’ internal quality-control procedures;

(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

The Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner of the independent auditors, and its views on whether there should be a regular rotation of the independent auditors, to the Board.

5.	Oversee the independence of the Corporation’s independent auditors by, among other things:

(a)	obtaining and reviewing from the Corporation’s independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard 1;

(b)	actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and taking appropriate action to satisfy itself of the auditors’ independence;

(c)	taking, or recommending that the Board take, appropriate action to oversee the independence of the Corporation’s independent auditors;

(d)	monitoring compliance by the Corporation of the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

(e)	engaging in a dialogue with the independent auditors to confirm that audit partner compensation is consistent with applicable SEC rules;

(f)	ensuring that the lead audit partner and reviewing audit partner responsible for the audit of the Corporation’s financial statements have not performed audit services for the Corporation for more than the previous five consecutive fiscal years of the Corporation;

(g)	ensuring that the chief executive officer, controller, chief financial officer, chief accounting officer or other person serving in an equivalent position of the Corporation, was not, within one year prior to the initiation of the audit, an employee of the independent auditor who participated in any capacity in the Corporation’s audit; and

(h)	considering whether there should be a regular rotation of the Corporation’s independent auditors;

6.	Instruct the Corporation’s independent auditors that they are ultimately accountable to the Committee and that the Committee is responsible for the selection (subject, as applicable, to shareholder ratification), evaluation and termination of the Corporation’s independent auditors;

7.	Inform the Corporation’s independent auditors that, to the extent the Corporation’s independent auditors do not already provide such information, the Committee expects the independent auditors’ communications to the Committee to include the items required under the rules promulgated under the Act;

Oversight of Annual Audit and Quarterly Reviews

8.	Review and accept, if appropriate, the annual audit plan of the Corporation’s independent auditors, including the timing and scope of audit activities and all critical accounting policies and practices to be used, and monitor such plan’s progress and results during the year;

9.	Review the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation’s independent auditors;

10.	Review with management, the Corporation’s independent auditors the following information, which is required to be reported by the independent auditor:

(a)	all critical accounting policies and practices to be used;

(b)	the Corporation’s annual audited financial statements and quarterly financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any major issues related thereto;

(c)	critical accounting policies and such other accounting policies of the Corporation as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Corporation’s financial statements;

(d)	major issues regarding accounting principles and financial statements presentations, including (A) any significant changes in the Corporation’s selection or application of accounting principles and (B) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Corporation’s financial statements;

(e)	all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

(f)	all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;

(g)	any material financial arrangements of the Corporation which do not appear on the financial statements of the Corporation; and

(h)	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;

11.	Review with the chief executive officer and chief financial officer and independent auditors, periodically, the following:

(a)	all significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation’s ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Corporation’s independent auditors;

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls; and

(c)	any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

12.	Attempt to resolve all disagreements between the Corporation’s independent auditors and management regarding financial reporting;

13.	Review on a regular basis with the Corporation’s independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors the following:

(a)	any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

(b)	any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and

(c)	any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Corporation;

14.	Confirm that the Corporation’s interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Corporation’s independent auditors;

Oversight of Financial Reporting Process and Internal Controls

15.	Review:

(a)	the adequacy and effectiveness of the Corporation’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of the Corporation’s internal audit function, through inquiry and discussions with the Corporation’s independent auditors, and management of the Corporation;

(b)	the yearly report prepared by management, and attested to by the Corporation’s independent auditors, assessing the effectiveness of the Corporation’s internal control structure and procedures for financial reporting and stating management’s responsibility to establish and maintain such structure and procedures, prior to its inclusion in the Corporation’s annual report;

16.	Review with management the Corporation’s administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies, and evaluate whether the Corporation is operating in accordance with its prescribed policies, procedures and codes of conduct;

17.	Receive periodic reports from the Corporation’s independent auditors and management of the Corporation to assess the impact on the Corporation of significant accounting or financial reporting developments that may have a bearing on the Corporation;

18.	Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation’s independent auditors, the Corporation’s internal auditing department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

19.	Review the Corporation’s earnings press releases (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance);

20.	Establish clear hiring policies by the Corporation for employees or former employees of the Corporation’s independent auditors;

21.	Discuss guidelines and policies governing the process by which senior management of the Corporation and the relevant departments of the Corporation assess and manage the Corporation’s exposure to risk, as well as the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

22.	Review and discuss with the independent auditors the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation’s independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Corporation’s financial statements should be included in the Annual Report on Form 10-K;

Other Matters

23.	Establish and implement policies and procedures for the Committee’s review and approval or disapproval of proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest (including all transactions required to be disclosed by Item 404(a) of Regulation S-K);

24.

Meet at least annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including (i) any matters that may have a material impact on the financial statements of the Corporation, and (ii) establish and implement policies and procedures for the Committee’s review and approval or disapproval of proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest (including all transactions required to be disclosed by Item 404(a) of Regulation S-K);

25.	Issue the report pursuant to Item 306 of Regulation S-K of the SEC that is required to be included in the Corporation’s annual proxy statement addressing the Committee’s review of the Corporation’s financial statements, certain communications with management and with the independent auditors, the Committee’s recommendation as to whether the financial statements should be included in the Corporation’s annual report on Form 10-K;

26.	Review the Corporation’s policies relating to the ethical handling of conflicts of interest and review past or proposed transactions between the Corporation and members of management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Corporation’s independent auditors;

27.	Review and approve in advance any services provided by the Corporation’s independent auditors to the Corporation’s executive officers or members of their immediate family;

28.	Review the Corporation’s program to monitor compliance with the Corporation’s Code of Conduct, and meet periodically with the Corporation’s Compliance Officer to discuss compliance with the Code of Conduct;

29.	Obtain from the Corporation’s independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934;

30.	Maintain procedures, as set forth in Annex A hereto, for the receipt, retention and treatment of complaints received by the Corporation regarding financial statement disclosures, accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Corporation of concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters;

31.	Establish procedures for the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Corporation or any of its subsidiaries, or reports made by the Corporation’s chief executive officer or general counsel in relation thereto;

32.	Cause to be made an investigation into any appropriate matter brought to its attention within the scopes of its duties;

33.	Secure, in response to specific circumstances giving rise to a determination by the Committee that such action is in the best interest of the Corporation and its shareholders, independent expert advice to the extent the Committee determines it to be appropriate, including retaining and determining funding for, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;

34.	Review and assess the adequacy of this Charter on an annual basis;

35.	Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, or the performance and independence of the Corporation’s independent auditors;

36.	Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

With respect to the duties and responsibilities listed above, the Committee should:

1.	Report regularly to the Board on its activities, as appropriate;

2.	Exercise reasonable diligence in gathering and considering all material information;

3.	Understand and weigh alternative courses of conduct that may be available;

4.	Focus on weighing the benefit versus harm to the Corporation and its shareholders when considering alternative recommendations or courses of action;

5.	If the Committee, in response to specific circumstances, determines it to be in the best interest of the Corporation and its shareholders, secure independent expert advice and understand the expert’s findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

6.	Provide management, the Corporation’s independent auditors and internal auditors with appropriate opportunities to meet privately with the Committee.

V.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Corporation’s expense, such independent counsel or other consultants or advisers as it deems necessary.

*    *    *

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, planning or conducting the audit or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting review or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Corporation.

Nothing contained in this charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under the Delaware law which shall continue to set the legal standard for the conduct of the members of the Committee.

**********

Appendix B

CHARTER

OF THE NOMINATING COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

NIKU CORPORATION

DATED: MAY 14, 2004

I.	PURPOSE OF THE COMMITTEE

The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Niku Corporation (the “Corporation”) shall be to identify and recommend to the Board individuals qualified to serve as directors of the Corporation and on committees of the Board; and to advise the Board with respect to the Board composition, procedures and committees.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall consist of three or more directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. (“Nasdaq”), and any additional requirements that the Board deems appropriate.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.	MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than two times annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A.	Board Candidates and Nominees

The Committee shall have the following duties and responsibilities with respect to Board candidates and nominees:

(a) To assist in identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the Board, including persons suggested by stockholders or others. The Committee may, if it deems appropriate, establish procedures to be followed by stockholders in submitting recommendations for Board candidates.

(b) To review the background and qualifications of individuals being considered as director candidates. Among the qualifications considered in the selection of candidates, the Committee shall look at the following attributes and criteria of candidates: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board.

(c) To recommend to the Board the director nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Corporation, which recommendations shall be consistent with the criteria for selecting directors established by the Board from time to time.

(d) To review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated.

B.	Board Composition and Procedures

The Committee shall have the following duties and responsibilities with respect to the composition and procedures of the Board as a whole:

(a) To review annually with the Board the composition of the Board as a whole and to recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by Nasdaq.

(b) To review periodically the size of the Board and to recommend to the Board any appropriate changes.

(c) To make recommendations on the frequency and structure of Board meetings.

(d) To make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Corporation rule, guideline, procedure or corporate governance principle.

C.	Board Committees

The Committee shall have the following duties and responsibilities with respect to the committee structure of the Board:

(a) After consultation with the Chairman and Chief Executive Officer and after taking into account the experiences and expertise of individual directors, to make recommendations to the Board regarding the size and composition of each standing committee of the Board, including the identification of individuals qualified to serve as members of a committee, including the Committee, and to recommend individual directors to fill any vacancy that might occur on a committee, including the Committee.

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(b) To monitor the functioning of the committees of the Board and to make recommendations for any changes, including the creation and elimination of committees.

(c) To review annually committee assignments and the policy with respect to the rotation of committee memberships and/or chairpersonships, and to report any recommendations to the Board.

(d) To recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual director, to make such a recommendation at any time.

V.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Corporation’s expense, such independent counsel or other consultants or advisers as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms, such fees to be borne by the Corporation.

*    *    *

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

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Niku Corporation MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000 0000000000 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext	0	0000
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☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A     Election of Directors

1.	The Board of Directors recommends a vote FOR the nominees listed below.

		For All	Withhold All	For All Except
01—Ravi Chiruvolu	02—Matt Miller

03—Joshua Pickus	04—Edward F. Thompson

05—Peter Thompson	06—Val E. Vaden

To Withhold Authority to Vote for Nominee(s)/Mark the For All Except Box and Indicate

Nominee on the Line Immediately Above

B     Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Ratification of appointment of KPMG LLP as independent auditors for fiscal 2005.

C     Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Please sign exactly as your name appears on this proxy. If more than one name appears all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership. Please date this proxy.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

/ /

1 U P X	H H H	P P P P	003659

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Proxy - Niku Corporation

Proxy Solicited on Behalf of The Board of Directors

For Annual Meeting of Stockholders—July 14, 2004

The undersigned appoints Joshua Pickus and Michael Shahbazian, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated above, all the Common Stock of Niku Corporation, which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on July 14, 2004 or at any adjournment or postponement thereof.

This proxy, when properly executed and returned in a timely manner, unless otherwise marked, will be voted FOR Proposal No. 1 and FOR Proposal No. 2 and in accordance with the judgment and in the discretion of the persons named as proxies herein on any other business that may properly come before the annual meeting of stockholders or any adjournment or postponement thereof, to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

The Board of Directors unanimously recommends a vote FOR Proposal No. 1 and FOR Proposal No. 2.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.